Rule 497(e)
Registration Nos. 333-176976 and 811-22245

First Trust Exchange-Traded Fund III

(the “Trust”)

First Trust RiverFront Dynamic Developed International ETF

(the “Fund”)

Supplement To the Fund’s Prospectus, Summary Prospectus
and Statement of Additional Information

July 13, 2026

as Previously Supplemented on June 12, 2026

Important Notice Regarding Change in Investment Policy and Name

Notwithstanding anything to the contrary in the Fund’s Prospectus, Summary Prospectus or Statement of Additional Information, the Fund’s name will change to “First Trust Active Factor International ETF” and the Fund’s ticker will change to “AFDM”. This change is expected to occur on or around September 14, 2026.

In connection with the change to the Fund’s name, the Fund will adopt a non-fundamental investment policy to invest at least 80% of its net assets (including investment borrowings) in the equity securities of international developed market companies listed and traded on U.S. and non-U.S. exchanges.

In connection with the changes described above, the Fund’s principal investment strategies will be revised such that the Fund will no longer pursue its current dynamic developed international strategy, which permits the Fund to hedge its exposure to the currencies in which the equity securities of the developed market companies are denominated. The Fund will instead seek to follow a multi-factor quantitative methodology to construct a portfolio of securities exhibiting exposures to the following factors: (i) value; (ii) momentum; (iii) quality; and (iv) low volatility. The Fund will pursue its investment objective by investing in equity securities that may include common stock and depositary receipts (including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Canadian Depositary Receipts (“CDRs”) and Global Depositary Receipts (“GDRs”)). Additionally, the Fund’s annual unitary management fee will be reduced to 0.80% of the Fund’s average daily net assets. The Fund’s portfolio management team will change to members of the First Trust Investment Committee, and the Fund will no longer have a sub-advisor.

Please Keep this Supplement with your Fund Prospectus, Summary Prospectus and Statement of Additional Information for Future Reference